Exhibit 10.1
AMENDMENT NO. 3 dated as of February 14, 2025 (this “Amendment No. 3”), among Nextracker Inc., a Delaware corporation (“Parent”), the other Loan Parties party hereto, Nextracker LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Amendment No. 3 shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).
WHEREAS, the Borrower, Parent, the other Loan Parties party thereto, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Credit Agreement, dated as of February 13, 2023 (as amended by Amendment No. 1, dated as of October 24, 2023, and Amendment No. 2, dated as of June 21, 2024, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and, as further amended by this Amendment No. 3, the “Amended Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement; and
WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower, Lenders constituting the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.AMENDMENTS. Effective as of the Amendment No. 3 Effective Date (as defined below):
(a)clause (n) of Section 6.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    “(n)    (i) obligations in respect of performance, bid and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Restricted Subsidiaries (collectively, “Surety Bonds”), in each case, incurred in the ordinary course of business; provided that, the Borrower and its Restricted Subsidiaries may incur (A) an unlimited amount of Indebtedness in reliance on this clause (n)(i) so long as the pro forma Total Net Leverage Ratio does not exceed 2.75:1.00 as of the date of such incurrence and (B) to the extent the pro forma Total Net Leverage Ratio exceeds 2.75:1.00 as of the date of such incurrence, an amount equal to 200% of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries based on the most recent financial statements delivered under Section 5.01(a) or (b) (it being understood and agreed that any previously issued Surety Bond incurred pursuant to clause (n)(i)(A) shall continue to be permitted pursuant to such clause notwithstanding any subsequent fluctuations in the Total Net Leverage Ratio after such incurrence); and (ii) obligations in respect of appeal bonds provided by the Borrower or any of its Restricted Subsidiaries;” and
(b)Exhibit E to the Credit Agreement is amended and restated in its entirety as set forth in Exhibit A attached hereto pursuant to and in accordance with the terms and conditions set forth in this Amendment No. 3 and the Credit Agreement.
SECTION 2.REPRESENTATIONS AND WARRANTIES. The Borrower and each other Loan Party each hereby represents that as of the Amendment No. 3 Effective Date, after giving effect to this Amendment No. 3:
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(a)each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (provided that, any representation and warranty that is qualified by Material Adverse Effect or other materiality qualifier shall be true and correct in all respects) as of such date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by Material Adverse Effect or other materiality qualifier, in all respects) as of such earlier date; and
(b)no Default or Event of Default has occurred and is continuing.
SECTION 3.CONDITIONS TO EFFECTIVENESS OF AMENDMENT NO. 3. This Amendment No. 3 shall become effective on and as of the date (the “Amendment No. 3 Effective Date”) of satisfaction of the following conditions:
(a)the Administrative Agent shall have received executed counterparts of this Amendment No. 3 from Parent, each other Loan Party, the Borrower, the Administrative Agent and Lenders constituting the Required Lenders;
(b)the representations and warranties set forth in Section 2 hereof shall be true and correct;
(c)the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 3 Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 3 Effective Date, reimbursement or payment of all reasonable and documented out of pocket expenses required to be reimbursed or paid by any Loan Party under any Loan Document; and
(d)(i) the Administrative Agent shall have received, at least three (3) Business Days prior to the Amendment No. 3 Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti money laundering rules and regulations, including the Patriot Act, to the extent requested in writing at least ten (10) Business Days prior to the Amendment No. 3 Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) Business Days prior to the Amendment No. 3 Effective Date, any Lender that has requested, in a written notice to the Borrower at least three (3) Business Days prior to the Amendment No. 3 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (d) shall be deemed to be satisfied).

            Without limiting the generality of the provisions in Section 9.02 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment No. 3 shall conclusively be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 3 Effective Date specifying its objection thereto.
SECTION 4.CONTINUING EFFECT; NO NOVATION.
(a)Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms. This Amendment No. 3 shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment No. 3, Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in
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accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to “this Agreement” in the Credit Agreement or the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment No. 3 and the term “Loan Documents” in the Amended Credit Agreement and the other Loan Documents shall include this Amendment No. 3.
(b)Neither this Amendment No. 3 nor the execution, delivery or effectiveness of this Amendment No. 3 shall extinguish the obligations outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, which shall remain in full force and effect. Nothing implied in this Amendment No. 3, the Amended Credit Agreement, the Collateral Documents, the other Loan Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Borrower or any other Loan Party from any of its obligations and liabilities as a “Borrower,” “Holding Entity,” “Guarantor,” or “Loan Party,” under the Credit Agreement or any other Loan Document. Each of the Credit Agreement, the Collateral Documents and the other Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent expressly modified hereby.
(c)Each Loan Party hereby approves and consents to the amendments contemplated by this Amendment No. 3 and the Amended Credit Agreement and agrees that its obligations under the Credit Agreement and the other Loan Documents to which it is a party shall not be extinguished or diminished as a result of the execution of this Amendment No. 3 or the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement. Each Loan Party acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment No. 3 and the consummation of the transactions contemplated by this Amendment No. 3 and the Amended Credit Agreement.
(d)This Amendment No. 3 shall constitute, and be deemed to be, a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 5.GOVERNING LAW. THIS AMENDMENT NO. 3 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.ENTIRE AGREEMENT. This Amendment No. 3, the Amended Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Amended Credit Agreement or the other Loan Documents.
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SECTION 7.COUNTERPARTS. This Amendment No. 3 may be signed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 3 that is an Electronic Signature transmitted by emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 3. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 3, any document to be signed in connection herewith and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be; provided that, nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided further that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the other Loan Parties, Electronic Signatures transmitted by emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment No. 3 shall have the same legal effect, validity and enforceability as any paper original, (ii) agrees that the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment No. 3 in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment No. 3 based solely on the lack of paper original copies of this Amendment No. 3, including with respect to any signature pages thereto and (iv) waives any claim against any Lender Related Person for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
SECTION 8.HEADINGS. Section headings used in this Amendment No. 3 are for convenience of reference only, are not part of this Amendment No. 3 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 3.
[Remainder of page intentionally left blank; signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed and delivered by their duly authorized officers as of the date first written above.

NEXTRACKER INC.,
as Parent

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO

TPG RISE CLIMATE FLASH CI BL, LLC,
as a Holding Entity

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO

TPG RISE CLIMATE FLASH BL, LLC,
as a Holding Entity

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO

THE RISE FUND II FLASH BL, LLC,
as a Holding Entity

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO

YUMA ACQUISITION SUB LLC,
as a Holding Entity

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO
[Signature Page to Amendment No. 3]

YUMA SUBSIDIARY, INC.,
as a Holding Entity

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO

NEXTRACKER LLC,
as the Borrower

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO

NEXTRACKER ACQUISITION CORP.,
as a Guarantor

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO

OJJO, INC.,
as a Guarantor

By:	/s/ Charles Boynton
Name:	Charles Boynton
Title:	CFO
[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and a Lender

By:	/s/ Zachary Blaner
Name:	Zachary Blaner
Title:	Vice President
[Signature Page to Amendment No. 3]

Bank of America, N.A.,
as a Lender

By:	/s/ Puneet Lakhotia
Name:	Puneet Lakhotia
Title:	Director
[Signature Page to Amendment No. 3]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director
[Signature Page to Amendment No. 3]

CITIBANK, N.A.,
as a Lender

By:	/s/ Cathy Shepherd
Name:	Cathy Shepherd
Title:	Managing Director & Vice President
[Signature Page to Amendment No. 3]

MIZUHO BANK, LTD.
as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Managing Director
[Signature Page to Amendment No. 3]

The Bank of Novia Scotia,
as a Lender

By:	/s/ Yvonne Bai
Name:	Yvonne Bai
Title:	Director
[Signature Page to Amendment No. 3]

BNP PARIBAS,
as a Lender

By:	/s/ Andrey Pimenov
Name:	Andrey Pimenov
Title:	Vice President

By:	/s/ Delphine Gaudiot
Name:	Delphine Gaudiot
Title:	Managing Director
[Signature Page to Amendment No. 3]

HSBC Bank USA, N.A.
as a Lender

By:	/s/ Jillian Clemons
Name:	Jillian Clemons
Title:	Senior Vice President
[Signature Page to Amendment No. 3]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Allyn A. Coskun
Name:	Allyn A. Coskun
Title:	Senior Vice President
[Signature Page to Amendment No. 3]

Truist Bank,
as a Lender

By:	/s/ Jason Hembree
Name:	Jason Hembree
Title:	Vice President
[Signature Page to Amendment No. 3]

UNICREDIT BANK GMBH - NEW YORK BRANCH
as a Lender

By:	/s/ Kimberly Sousa
Name:	Kimberly Sousa
Title:	Managing Director

By:	/s/ Jakub Gazi
Name:	Jakub Gazi
Title:	Associate Director
[Signature Page to Amendment No. 3]

U.S. Bank National Association,
as a Lender

By:	/s/ Christian Sumulong
Name:	Christian Sumulong
Title:	Vice President
[Signature Page to Amendment No. 3]

Goldman Sachs Bank USA,
as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory
[Signature Page to Amendment No. 3]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Irlen Mak
Name:	Irlen Mak
Title:	Director
[Signature Page to Amendment No. 3]

BANCO DE SABADELL, S.A., MIAMI BRANCH
as a Lender

By:	/s/ Enrique Castillo
Name:	Enrique Castillo
Title:	Head of Corporate Banking
[Signature Page to Amendment No. 3]